[CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

Execution Version

AMENDMENT NO. 1 TO LOAN AGREEMENT

This AMENDMENT NO. 1 TO LOAN AGREEMENT, dated September 30, 2024 (this “Amendment”), is made by and among the Subsidiaries of TerrAscend USA, Inc. identified on the signature pages hereto as “BORROWERS” (collectively, the “Borrowers”), each of the Lenders party hereto, and FG Agency Lending LLC, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of August 1, 2024 (the “Loan Agreement”), by and among the Guarantors, the Borrowers, the Lenders from time to time party thereto, and the Agent. Capitalized terms used but not defined herein having the meaning provided in the Loan Agreement;

WHEREAS, the Borrowers have requested that the Agent and the Lenders party hereto consent to certain amendments to the Loan Agreement on the terms set forth herein, which amendments are permitted with the consent of the Required Lenders;

WHEREAS, the Delayed Term Loan Lenders have requested that the Agent and the Borrowers consent to certain amendments to the Loan Agreement on the terms set forth herein, which amendments are permitted with the consent of the Delayed Term Loan Lenders affected by such amendments.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Loan Agreement Amendment. With effect from the Effective Date, each of the parties hereto agrees that the Loan Agreement shall be amended as follows:

(a)
Section 1.1 of the Loan Agreement is hereby amended as follows:
(i)
The definition of Permitted Dispositions is hereby amended by: (A) deleting term, “and”, appearing at the end of clause (o) thereof; (B) deleting the period (“.”) appearing at the end of clause (p) thereof and replacing it with the following, “; and”; and

(C) by adding the following new clause (q) at the end of the defined term “Permitted Dispositions”:

“(q) Dispositions of the Real Property set forth on Schedule 8.8.”

(ii)
by deleting the terms, “(m) or (n)”, in clause (ii) of the definition of “Extraordinary Receipts” and replacing such deleted terms with the terms, “(m), (n) or (q)”.
(b)
Section 7.12(b) of the Loan Agreement is hereby amended by deleting each reference to the terms, “Loan Party”, appearing therein and replacing each such reference with the terms, “Group Company”.

(c)
The table in Schedule 1.1(a)(ii) is hereby deleted in its entirety and replaced with the following table:

Lender	Commitment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	$26,000,000.00

SECTION 2. Costs and Expenses. To the extent required under (and subject to the terms of)

Section 11.5 of the Loan Agreement, the Borrowers shall reimburse the Agent and the Lenders for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with this Amendment and the transactions contemplated hereby.

SECTION 3. Effective Date. This Amendment shall be effective (the “Effective Date”) upon satisfaction of each of the conditions set forth below:

(a)
this Amendment shall have been executed by the Borrowers, the Lenders constituting the Required Lenders, the Delayed Term Loan Lenders affected by the amendments hereunder, and the Agent, and counterparts hereof as so executed shall have been delivered to the Agent;
(b)
the representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Amendment, shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or other similar language) on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties shall be true and correct in all material respects (or in all respects if any such representation or warranty is qualified per its terms by materiality, Material Adverse Effect or other similar language) as of such earlier date;
(c)
no Default or Event of Default has occurred and is continuing, nor shall any Default or Event of Default exist immediately after giving effect to this Amendment; and
(d)
to the extent invoiced two (2) Business Days prior to the date of this Agreement, the Borrowers shall have paid all fees, costs and expenses required to be reimbursed pursuant to Section 2 above.

Agent, on behalf of its itself and the Required Lenders party to this Amendment, shall confirm the occurrence of the Effective Date in writing (email to suffice) at the request of the Borrowers.

SECTION 4. Representations and Warranties. Each Borrower represents and warrants to the Agent and the Lenders on the date hereof that:

(a)
the execution, delivery and performance of this Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;
(b)
this Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and
(c)
the representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Amendment, are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or other similar language) on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties are true and correct in all material respects (or in all respects if any such representation or warranty is qualified per its terms by materiality, Material Adverse

3

Effect or other similar language) as of such earlier date.

SECTION 5. Reaffirmation. Each Borrower consents to the amendment of the Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Borrower is a party is, and the obligations of such Borrower contained in the Loan Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Amendment. For greater certainty and without limiting the foregoing, each Borrower hereby confirms the existing security interests granted in favor of the Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein, which security interests shall continue in full force and effect after giving effect to this Amendment to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 6. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.2 of the Loan Agreement.

SECTION 7. Entire Agreement. This Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Effective Date, each reference in the Loan Agreement to “this Amendment,” “hereunder,” “hereof” or words of like import referring the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean a reference to the Loan Agreement as amended by this Amendment (the “Amended Loan Agreement”).

SECTION 8. Miscellaneous. Section 11.11 (Submission to Jurisdiction; Waivers), Section 11.12 (Severability), Section 11.13 (Governing Law), Section 11.14 (Waiver of Defense of Illegality) and Section

11.15 (Execution in Counterparts; Electronic Signatures) of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Loan Document; No Novation. On and after the Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Loan Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Amendment may be amended or waived solely by the parties hereto as set forth in Section 6 above). This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents.

SECTION 10. Lender Direction. Each Lender party hereto, constituting the Required Lenders and the Delayed Term Loan Lenders affected by the amendments hereunder, by their execution hereof, hereby authorizes and directs the Agent to execute and deliver this Amendment on the date hereof.

[Signature pages to follow]

4

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

[***]

By: /s/ Name: [***]

Title: [***]

[***]

By: /s/ Name: [***]

Title: [***]

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AGENT:

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

[***]

By: /s/ Name: [***]

Title: [***]

[***]

By: /s/ Name: [***]

Title: [***]

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/ Name: [***]

Title: [***]

Signature Page to Amendment No. 1 to Loan Agreement